Exhibit 10.1(c)

SECOND AMENDMENT TO SECURITY AGREEMENT

This SECOND AMENDMENT TO SECURITY AGREEMENT (this “Amendment”), dated as of May 11, 2020, is among Harte-Hanks Direct, Inc., a New York corporation, Harte-Hanks Data Services LLC, a Maryland limited liability company, Harte-Hanks Direct Marketing/Baltimore, Inc., a Maryland corporation, Harte-Hanks Direct Marketing/Dallas, Inc., a Delaware corporation, Harte-Hanks Direct Marketing/Jacksonville, LLC, a Delaware limited liability company, Harte-Hanks Direct Marketing/Kansas City, LLC, a Delaware limited liability company, Harte-Hanks Logistics, LLC, a Florida limited liability company, Harte-Hanks Response Management/Austin, Inc., a Delaware corporation, Harte-Hanks Response Management/Boston, Inc., a Massachusetts corporation, Harte-Hanks Strategic Marketing, Inc., a Delaware corporation, NSO, Inc., an Ohio corporation, Sales Support Services, Inc., a New Jersey corporation (collectively, “New Grantors”), Harte Hanks, Inc., a Delaware corporation (“Parent”, or “Borrower”, and together with New Grantors, collectively, “Grantors”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (“Secured Party”).

RECITALS:

WHEREAS, Borrower and Secured Party have entered into that certain Credit Agreement dated as of April 17, 2017, as amended by First Amendment to Credit Agreement dated as of January 9, 2018, amended by Second Amendment to Credit Agreement dated as of May 7, 2019, and as amended by Third Amendment to Credit Agreement dated as of May 11, 2020 (as amended, the “Credit Agreement”).

WHEREAS, pursuant to the Loan Agreement Borrower executed that certain Security Agreement, dated as of April 17, 2017 and New Grantors joined the Security Agreement pursuant to that certain Joinder to Security Agreement dated as of September 21, 2017 among New Grantors, Borrower and Secured Party, as amended by that certain First Amendment to Security Agreement dated as of January 9, 2018 (as modified by the Joinder to Security Agreement and First Amendment to Security Agreement, the “Security Agreement”).

WHEREAS, the execution of this Amendment is a condition to Secured Party entering into the Third Amendment to Credit Agreement referred to above.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are acknowledged and agreed, Grantors and Secured Party hereby agree as follows:

ARTICLE I.
Amendments

1.1     Amendment to Section 4.2(e). Effective as of the date hereof, Section 4.2(e) to the Security Agreement is amended to read in its entirety as follows:

(e)     Disposition of Collateral. No Grantor will sell, lease, license or otherwise dispose of the Collateral except (i) the disposition of Equipment located in Jacksonville,

25676593v.6 106916/01653

Florida pursuant to that certain Asset Purchase Agreement dated as of April 24, 2020 between Harte-Hanks Direct Marketing/Jacksonville, LLC, a Delaware limited liability company and Summit Direct Mail, Inc., a Texas corporation (the “Jacksonville Equipment”), (ii) prior to the occurrence of an Event of Default, sales, licenses, leases or other dispositions of Inventory and Equipment (other than the Jacksonville Equipment) not to exceed $2,000,000.00 in any calendar year and shall not exceed $4,000,000.00 in the aggregate from and after May 11, 2020 (other than the proceeds of the Jacksonville Equipment), (iii) following the occurrence and during the continuation of an Event of Default, such sales, licenses, leases or other dispositions permitted by the foregoing clause (ii) as long as such Grantor has not received a notice from Secured Party instructing such Grantor to cease such transactions, and (iv) the disposition of Proceeds of Inventory and Accounts collected in the ordinary course of business until such time as such Grantor receives a notice from Secured Party pursuant to Section 5.4 and during such time as the election contained in such notice remains in effect.

ARTICLE II.

Additional Provisions

2.1     Acknowledgment by Grantors. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Grantors or any third party to Secured Party under any Loan Document (as defined in the Credit Agreement).

2.2     Additional Documentation. From time to time, Grantors shall execute or procure and deliver to Secured Party such other and further documents and instruments evidencing, securing or pertaining to the Security Agreement or the other Loan Documents as shall be reasonably requested by Secured Party so as to evidence or effect the terms and provisions hereof.

2.3     Continued Effectiveness. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Security Agreement and the other Loan Documents are hereby ratified and confirmed, and shall remain in full force and effect. he liens and security interests created by the Security Agreement remain in full force and effect.

2.4     GOVERNING LAW. THE TERMS AND PROVISIONS HEREOF SHALL

BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

2.5     Binding Agreement. This Amendment shall be binding upon the heirs, executors,

administrators, personal representatives, successors and assigns of the parties hereto.

2.6     Counterparts. This Amendment may be executed in any number of counterparts,

each of which shall be deemed an original and all of which together shall be construed as one and the same instrument. Delivery of an executed signature page of this Amendment and/or any other Loan Document by a scanned PDF attached to an e-mail or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

25676593v.6 106916/01653

2.7 NO ORAL AGREEMENTS. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

25676593v.6 106916/01653

EXECUTED as of the date first above written.

GRANTORS:

HARTE-HANKS DIRECT, INC.

By:.

Name: Title:

Lai.t li4 K eve

HARTE-HANKS DATA SERVICES LLC

DIRECT

MARKETING/BALTIMORE, INC.

By:

Name: LA     Kea..e4e..-

Title:     C- 'Po

HARTE-HANKS DIRECT MARKETING/DALLAS, INC.

By:

Name: La 1,L.4- 1te Ke4a-e,

Title:     C.- 4-Z

HARTE-HANKS DIRECT

MARKETING/JACKSONVILLE, LLC

By:

Name: Title:

614,

L (-1/4j- ke kec

HARTE-HANKS DIRECT

MARKETING/KANSAS CITY, LLC

By:

Name: Lt.,' t.,e     e

Title:      C

[Signature Page to Second Amendment to Security Agreement]

HARTE-HANKS LOGISTICS, LLC

By:

Name: 1-..at.A4 ke- V44-rile

Title:     6, P0

HARTE-HANKS RESPONSE
MANA MENT/AUSTIN, INC.

By:      6.9 lk

Name: Ltitkr k     kee,rite_s
Title:

HARTE-HANKS RESPONSE MANAGEMENT/BOSTON, INC.

By:      &Au,'

Name: Lekuk.r iee k earyie

Title:     e.-Clo

HARTE-HANKS STRATEGIC MARKETING, INC.

By:

Name: L...excx r s 1-ee     ecur4

Title:      C., i-neo

NSO, IN

By:

Name:      tive,1 ex I sect ri es

Title:     Fo

SALES SUPPORT SERVICES, INC.

By:      ? Name: LO.Lk.r; Ike k:e&,"4

Title:     6.1:0

[Signature Page to Second Amendment to Security Agreement]

HARTE HANKS, INC.

By:     1O-4A-444-4

Name: Leitc,Lr te-e-     r ri

Title:     1=0

SECURED PARTY:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:

Annalese Smolik Senior Vice President

[Signature Page to Second Amendment to Security Agreement]

HARTE HANKS, INC.

By:

Name:

Title:

SECURED PARTY:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

Annalese Smolik
Senior Vice President

[Signature Page to Second Amendment to Security Agreement]